                                 ING FUNDS TRUST
                            ING LARGECAP GROWTH FUND

                        SUPPLEMENT DATED OCTOBER 3, 2003
                               TO ING FUNDS TRUST
                               CLASS I PROSPECTUS
                              DATED AUGUST 1, 2003

Effective immediately, the table entitled "Average Annual Total Returns" on page 11 of the Prospectus is replaced with the following:

                        AVERAGE ANNUAL TOTAL RETURNS (1)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of broad measures of market performance- the Russell 1000 Growth Index and the S&P 500 Composite Stock Price Index (S&P 500 Index). The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other classes will vary.

                                                                                           5 YEARS             10 YEARS
                                                                             1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(2)
Class A Return Before Taxes (3)                                            % -40.07        -1.34                0.09
Class A Return After Taxes on Distributions (3)                            % -40.07        -1.72               -0.27
Class A Return After Taxes on Distributions and Sale of Fund Shares (3)    % -24.60        -1.10                0.04
Russell 1000 Growth Index (reflects no deduction
       for fees, expenses or taxes)(4)                                     % -27.88        -3.84               -1.95(6)
S&P 500 Index (reflects no deduction for fees, expenses or taxes)(5)       % -22.10        -0.59               -0.10(6)


(1) This table shows performance of the Class A shares of the Fund because Class I shares of the Fund did not have a full year's performance during the year ended December 31, 2002. See footnote (2) to the bar chart above.

(2) Class A commenced operations on July 21, 1997. Class I commenced operations on January 8, 2002.

(3)      Reflects deduction of sales charges of 5.75%.

(4) The Russell 1000 Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000 Index with higher than average price-to-book ratios and forecasted growth.

(5) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(6)      Index return is for the period beginning August 1, 1997.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE